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                                                                    Exhibit 23.2





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated August 23, 1996 included in Colorado MEDtech, Inc.'s Form 10-KSB for the year ended June 30, 1996 and to all references to our firm included in this registration statement.



Denver, Colorado,
December 2, 1996.